Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of SOLV Energy, Inc. (the “Company”) for the quarter ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chad Plotkin, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2026	By:	/s/ Chad Plotkin
Name: Chad Plotkin
Title: Chief Financial Officer (Principal Financial Officer)